                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ Dave H. Williams
                                    Dave H. Williams


Dated:  September 30, 1996















00250185.AF0

                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ John D. Carifa
                               John D. Carifa


Dated:  September 30, 1996














00250185.AF0

                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Sam Y. Cross
                                    Sam Y. Cross


Dated:  September 30, 1996














00250185.AF0

                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Charles H.P. Duell
                                    Charles H.P. Duell


Dated:  September 30, 1996














00250185.AF0

                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ William H. Foulk
                                    William H. Foulk


Dated:  September 30, 1996














00250185.AF0

                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Elizabeth J. McCormack
                                    Elizabeth J. McCormack


Dated:  September 30, 1996














00250185.AF0

                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ David K. Storrs
                                    David K. Storrs


Dated:  September 30, 1996














00250185.AF0

                                                    OTHER EXHIBIT

                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/Shelby White
                               Shelby White

Dated:  September 30, 1996















00250185.AF0